ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                           $693,269,000 (APPROXIMATE)            OCTOBER 4, 1999
                        COMMERCIAL MORTGAGE ASSET TRUST
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C2

APPROXIMATE SECURITIES STRUCTURE:
---------------------------------
                                             EXPECTED      EXPECTED
          EXPECTED RATING    APPROXIMATE      CREDIT       WEIGHTED     EXPECTED
            (FITCH IBCA/    FACE/NOTIONAL    SUPPORT     AVERAGE LIFE   PAYMENT
CLASS       MOODY'S/S&P)     AMOUNT (MM)    (% OF UPB)   (YEARS) (a)     WINDOW
--------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES
 A-1        AAA/Aaa/AAA         $127.0         28.50%        5.73    11/99-12/07
 A-2        AAA/Aaa/AAA          322.8         28.50         9.20    12/07-12/09
 A-3        AAA/Aaa/AAA          108.7         28.50        11.55    12/09-10/12
 B           AA/Aa2/AA            39.0         23.50        13.41    10/12-04/13
 C           A/A2/A               39.0         18.50        13.58    04/13-07/13
 D           A-/A3/A-             11.7         17.00        13.93    07/13-12/13
 E         BBB/Baa2/BBB           29.3         13.25        14.14    12/13-01/14
 F        BBB-/Baa3/BBB-          15.6         11.25        14.22    01/14-01/14
PRIVATE CLASSES (b)
--------------------------------------------------------------------------------
 X        AAAr                     -            -            -            -
Other Private Certificates         -            -            -            -
                                   -            -            -            -
                                   -            -            -            -
                                   -            -            -            -
                                   -            -            -            -
                                   -            -            -            -
                                   -            -            -            -
          Total Securities:     $781.1
--------------------------------------------------------------------------------

(a) Calculated at 0% CPR, no balloon extension and ARD Loans pay in full on Anticipated Repayment Dates.

(b)  Not offered hereby and includes Class R and LR certificates.

KEY FEATURES:
-------------
Co-Lead Managers:                  Goldman, Sachs & Co.
                                   Nomura Securities International, Inc.
Co-Manager:                        Donaldson, Lufkin & Jenrette Securities Corporation
Mortgage Loan Sellers:             Capital Company of America, LLC
                                   Nomura Holding America Inc.
Master Servicer:                   BNY Asset Solutions, LLC
Interim Special Servicer:          Lennar Partners, Inc.
Trustee:                           LaSalle Bank National Association
Launch:                            On or about October , 1999
Pricing:                           On or about October , 1999
Closing:                           On or about October , 1999
Cut-Off Date:                      October 11, 1999
Distribution Date:                 17th of each month, or following business day
Payment Delay:                     6 days
ERISA Eligible:                    Classes A-1, A-2 and A-3
SMMEA Eligible:                    Classes A-1, A-2, A-3 and B
Structure:                         Sequential Pay
Day Count:                         30/360
Tax Treatment:                     REMIC
Rated Final Distribution Date:     November 17, 2031
Clean up Call:                     1.0%
Minimum Denominations:             Publicly Offered Classes: $10,000
Delivery:                          DTC and Euroclear

================================================================================

COLLATERAL FACTS:
-----------------
Initial Pool Balance:                                       $781,148,433
Number of Mortgage Loans:                                             81
Number of Mortgaged Properties:                                      103
Average Cut-Off Date Principal Balance:                       $9,643,808
Weighted Average Current Mortgage Rate:                           7.897%
Weighted Average U/W DSCR (a):                                     1.36x
Weighted Average Cut-Off Date LTV (a):                             66.4%
Weighted Average Cut-Off Date PTV (a):                             67.6%
Weighted Average Remaining Term to Maturity (months):                141
Weighted Average Remaining Amortization Term (months):               326
Weighted Average Seasoning (months):                                  13
CTL/Participation Loans as a % of Total (b):                       10.3%
Balloon/ARD Loans as % of Total:                                   97.7%
Ten Largest Loans or Related Loans as % of Total:                  44.5%
Defeasance Loans as % of Total:                                   100.0%

TEN LARGEST LOANS OR RELATED LOANS:
-----------------------------------

                                                                   DSCR
LOAN                                BALANCE    % BY UPB   LTV       (a)   PROPERTY TYPE
---------------------------------------------------------------------------------------
Westin Denver Tabor Center        $44,593,725     5.7%    57.9%    1.74x    Hotel
208 South Lasalle                  42,788,119     5.5     62.0     1.38     Office
ACCOR Corp. -- Pool III            40,308,831     5.2     91.8     1.00     Hotel
Marina Pacific Shopping Ctr.       33,725,031     4.3     69.5     1.33     Retail
Luckman Plaza                      33,623,958     4.3     65.9     1.29     Office
Henry W. Oliver                    33,523,888     4.3     72.9     1.33     Office
Congressional North                32,647,005     4.2     72.5     1.22     Office
80 John Street                     29,198,810     3.7     72.3     1.27     Multifamily
633 Indiana Avenue                 29,000,000     3.7     75.3     1.53     Office
Bank of America -- Vegas           28,479,885     3.7     57.0     1.48     Office
                                 ------------     -----
TOTAL/WTD. AVG.                  $347,889,251     44.5%   66.4%    1.41x
---------------------------------------------------------------------------------------

(a) Excludes CTL loans
(b) All of the 8 Credit Tenant Lease loans are pari passu participations. The Trustee is the lead lender for each such loan.

SELECTED LOAN DATA:
-------------------
                          NUMBER OF         CUT-OFF DATE PRINCIPAL BALANCE
                          MORTGAGED  -------------------------------------------
GEOGRAPHIC DISTRIBUTION   PROPERTIES    BALANCE    % BY UPB   WTD. AVG. DSCR (a)
--------------------------------------------------------------------------------
California                     9     $151,238,176    19.4%          1.29x
New York                      13       74,647,892     9.6           1.30
Illinois                       6       69,793,291     8.9           1.32
Pennsylvania                   5       66,198,491     8.5           1.29
Colorado                       2       56,608,131     7.2           1.74
Other (b)                     68      362,662,391    46.4           1.33
                                     ------------   ------
TOTAL/WTD. AVG               103     $781,148,373   100.0%          1.36x
--------------------------------------------------------------------------------


                          NUMBER OF         CUT-OFF DATE PRINCIPAL BALANCE
                          MORTGAGED  -------------------------------------------
PROPERTY TYPE             PROPERTIES    BALANCE    % BY UPB   WTD. AVG. DSCR (a)
--------------------------------------------------------------------------------
Office (c)                    26     $287,764,099    36.8%          1.35x
Retail (d)                    29      229,019,035    29.3           1.28
Multifamily                   21       93,042,873    11.9           1.36
Hotel (e)                     15       84,902,556    10.9           1.74
Industrial                     7       36,075,227     4.6           1.43
Movie Theatre                  3       25,385,565     3.2           1.33
Exposition Center              1       22,069,624     2.8           1.43
Mobile Home Park               1        2,889,455     0.4           1.60
                                     ------------   ------
TOTAL/WTD. AVG               103     $781,148,433   100.0%          1.36x
--------------------------------------------------------------------------------


(a) Excludes CTL loans.
(b) Includes 25 other states.
(c) Includes medical office properties.
(d) Includes anchored, quasi-anchored and unanchored properties.
(e) Includes full and limited service hotel properties.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security. This material is based on sources that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is hypothetical and preliminary, is expected to change and will be superseded by the information contained in the final prospectus. Accordingly, prospective investors are advised to carefully read, and should rely solely on, the final prospectus relating to the certificates referred to herein in making their investment decision.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
                              STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

o    For purposes of calculating principal distributions of the Certificates:

     -- Available principal will be allocated sequentially to the Class A-1, A-2, A-3, B, C, D, E, F and then to the private certificates.

     -- In case the principal balance of the private certificates and the Class F, E, D, C and B certificates, in that order, have been reduced to zero due to the allocation of principal losses, then principal will be allocated pro rata to the A-1, A-2 and A-3 certificates.

o Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro rata (based on interest entitlements) with the Class A-1, A-2 and A-3 certificates each month.

o Each class will be subordinate to the Class A-1, A-2, A-3 and X certificates and to each class with an earlier alphabetical designation than such class. Each of the Class A-1, A-2, A-3 and X certificates will be of equal priority.

o    All classes will pay interest on a 30/360 basis.

o Principal Losses will be allocated in reverse alphabetical order to the private certificates and then to the Class F, E, D, C, B, and then pro rata to Class A-1, A-2 and A-3.

o The Master Servicer will cover prepayment interest shortfalls (excluding shortfalls on specially serviced mortgage loans), up to the amount of its servicing compensation plus certain reinvestment income received by it and prepayment interest excesses. Net prepayment interest shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing Fee) will be allocated in reverse priority (based on interest entitlements) to all regular Certificates.

o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular Certificates other than to the Class X.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security. This material is based on sources that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is hypothetical and preliminary, is expected to change and will be superseded by the information contained in the final prospectus. Accordingly, prospective investors are advised to carefully read, and should rely solely on, the final prospectus relating to the certificates referred to herein in making their investment decision.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
                       AVERAGE LIFE TABLE (in years) (a)
     (Prepayments Locked Out through Lock Out period, Defeasance and Yield
                  Maintenance, then run at the indicated CPRs)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Prepayment Assumptions (CPR)
          0% CPR      25% CPR      50% CPR      75% CPR     100% PP (b)
--------------------------------------------------------------------------------
A-1        5.73         5.71         5.69         5.67         5.57
A-2        9.20         9.19         9.18         9.16         9.04
A-3       11.55        11.55        11.55        11.54        11.51
B         13.41        13.40        13.38        13.36        13.26
C         13.58        13.58        13.58        13.58        13.57
D         13.93        13.91        13.89        13.85        13.77
E         14.14        14.14        14.14        14.13        14.05
F         14.22        14.22        14.21        14.20        14.14
--------------------------------------------------------------------------------

(a) ARD loans are assumed to pay on the Anticipated Repayment Date.
(b) "PP" means 100% of each loan prepays when it becomes freely prepayable.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security. This material is based on sources that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is hypothetical and preliminary, is expected to change and will be superseded by the information contained in the final prospectus. Accordingly, prospective investors are advised to carefully read, and should rely solely on, the final prospectus relating to the certificates referred to herein in making their investment decision.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
                 DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------


                                                                                                               WEIGHTED
                                                                                                               AVERAGE     WEIGHTED
                                                     PERCENTAGE OF                                 WEIGHTED   REMAINING    AVERAGE
                          NUMBER OF   CUT-OFF DATE     AGGREGATE    AVERAGE CUT-OFF    WEIGHTED    AVERAGE     TERM TO     CUT-OFF
RANGE OF CUT-OFF DATE      MORTGAGE    PRINCIPAL      CUT-OFF DATE   DATE PRINCIPAL    AVERAGE     MORTGAGE    MATURITY    DATE LTV
PRINCIPAL BALANCES          LOANS       BALANCE         BALANCE         BALANCE        DSCR (a)      RATE       (MOS)     RATIO (a)
-----------------------------------------------------------------------------------------------------------------------------------
        $0 -  2,500,000      24        $36,110,438        4.6%        $1,504,602         1.51x      7.318%       138       66.7%
 2,500,000 -  4,999,999      15         52,411,098        6.7          3,494,073         1.41       7.458        145       68.1
 5,000,000 -  7,499,999      13         81,692,728       10.5          6,284,056         1.32       7.821        135       65.3
 7,500,000 -  9,999,999       6         51,680,043        6.6          8,613,340         1.34       7.665        124       68.0
10,000,000 - 19,999,999      11        168,410,345       21.6         15,310,031         1.27       8.258        133       64.9
20,000,000 - 29,999,999       5        129,633,224       16.6         25,926,645         1.40       7.493        117       67.9
30,000,000 - 39,999,999       4        133,519,881       17.1         33,379,970         1.29       8.164        142       70.2
40,000,000 - 64,999,999       3        127,690,675       16.3         42,563,558         1.56       8.038        184       59.9
                            ---       ------------      -----
Total/Wtd. Avg.              81       $781,148,433      100.0%       $ 9,643,808         1.36x      7.897%       141       66.4%
------------------------------------------------------------------------------------------------------------------------------------

(a) Excludes CTL loans.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security. This material is based on sources that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is hypothetical and preliminary, is expected to change and will be superseded by the information contained in the final prospectus. Accordingly, prospective investors are advised to carefully read, and should rely solely on, the final prospectus relating to the certificates referred to herein in making their investment decision.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
--------------------------------------------------------------------------------


                                                                                                             Weighted
                                                                                                             Average     Weighted
                                                    Percentage of                                Weighted   Remaining    Average
                        Number of    Cut-Off Date     Aggregate     Average Cut-Off   Weighted   Average     Term to     Cut-Off
                        Mortgaged     Principal      Cut-Off Date    Date Principal   Average    Mortgage    Maturity    Date LTV
State                   Properties     Balance         Balance          Balance       DSCR (a)     Rate       (mos)     Ratio (a)
-----------------------------------------------------------------------------------------------------------------------------------

California                      9    $151,238,176    19.4%           $ 16,804,242      1.29x      8.164%        130       64.5%
New York                       13      74,647,892     9.6               5,742,146      1.30       7.672         107        66.6
Illinois                        6      69,793,291     8.9              11,632,215      1.32       8.247         167        66.5
Pennsylvania                    5      66,198,491     8.5              13,239,698      1.29       8.229         161        72.4
Colorado                        2      56,608,131     7.2              28,304,066      1.74       8.408         181        57.9
Ohio                           10      41,540,228     5.3               4,154,023      1.44       7.896         153        70.2
Texas                           8      40,477,078     5.2               5,059,635      1.33       7.943         108        66.7
Massachusetts                   4      36,864,777     4.7               9,216,194      1.49       7.178         133        57.8
Indiana                         7      32,977,736     4.2               4,711,105      1.34       7.469         177        67.7
Maryland                        2      32,647,005     4.2              16,323,502      1.22       7.840         106        72.5
District of Columbia            1      29,000,000     3.7              29,000,000      1.53       7.040         120        75.3
Nevada                          1      28,479,885     3.6              28,479,885      1.48       7.750         119        57.0
Michigan                        4      15,127,794     1.9               3,781,948      1.35       7.342         164        73.6
Virginia                        4      13,938,360     1.8               3,484,590      1.35       7.702         107        66.6
Kansas                          2      13,449,098     1.7               6,724,549      1.36       8.129         147        61.2
Tennessee(b)                    5      11,293,144     1.4               2,258,629       N/A       7.313         234         N/A
Iowa                            3      10,704,639     1.4               3,568,213      1.19       8.077         128        69.3
North Carolina                  1       7,915,749     1.0               7,915,749      1.41       7.900          97        67.7
Louisiana                       1       7,885,913     1.0               7,885,913      1.21       8.500         161        75.8
Oregon                          2       7,087,267     0.9               3,543,633       N/A       7.030         222         N/A
Wisconsin (b)                   1       6,851,529     0.9               6,851,529      1.22       7.430         104        72.9
Connecticut                     1       6,415,759     0.8               6,415,759      1.41       7.820         112        56.3
Mississippi (b)                 1       4,158,283     0.5               4,158,283       N/A       7.640         248         N/A
Alaska                          4       4,076,770     0.5               1,019,192      1.64       6.780         172        66.6
Florida                         1       3,100,000     0.4               3,100,000      1.48       7.910         123        75.8
Utah                            1       2,954,581     0.4               2,954,581      1.59       7.230         103        62.5
Minnesota                       1       2,059,091     0.3               2,059,091      1.23       7.320         103        67.0
Nebraska                        1       1,289,256     0.2               1,289,256      1.51       7.120         109        67.9
Arizona                         1       1,278,516     0.2               1,278,516      1.32       6.980         102        78.7
New Mexico                      1       1,089,995     0.1               1,089,995      1.20       7.030         108        60.6
----------                    ---    ------------   -----
Total/Wtd. Avg.               103    $781,148,433   100.0%             $7,583,965     1.36x       7.897%        141        66.4%
-----------------------------------------------------------------------------------------------------------------------------------


(a) Excludes CTL loans.

(b) Contains only CTL loans.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security. This material is based on sources that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is hypothetical and preliminary, is expected to change and will be superseded by the information contained in the final prospectus. Accordingly, prospective investors are advised to carefully read, and should rely solely on, the final prospectus relating to the certificates referred to herein in making their investment decision.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

STATE           PERCENTAGE
-----           ----------
OR                 0.91%
CA                19.36%
NV                 3.65%
UT                 0.38%
AZ                 0.16%
CO                 7.25%
NM                 0.14%
NE                 0.17%
KS                 1.72%
TX                 5.18%
MN                 0.26%
IA                 1.37%
WI                 0.88%
IL                 8.93%
LA                 1.01%
MI                 1.94%
IN                 4.22%
TN                 1.45%
MS                 0.53%
OH                 5.32%
MA                 4.72%
NY                 9.56%
PA                 8.47%
CT                 0.82%
MD                 4.18%
VA                 1.78%
D.C.               3.71%
NC                 1.01%
FL                 0.40%
AK                 0.52%




[GRAPHIC OMITTED]

STATE           PERCENTAGE
-----           ----------
California        19.36%
New York           9.56%
Illinois           8.93%
Pennsylvania       8.47%
Colorado           7.25%
Ohio               5.32%
Texas              5.18%
Other             35.93%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security. This material is based on sources that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is hypothetical and preliminary, is expected to change and will be superseded by the information contained in the final prospectus. Accordingly, prospective investors are advised to carefully read, and should rely solely on, the final prospectus relating to the certificates referred to herein in making their investment decision.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
                         DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------



[Graphic Omitted]


Mobile Home Park         0.37%
Exposition               2.83%
Movie Theatre            3.25%
Industrial               4.62%
Hotel                   10.87%
Multifamily             11.91%
Retail                  29.32%
Office                  36.84%



                                                                                                             Weighted
                                                                                                             Average     Weighted
                                                    Percentage of                                Weighted   Remaining    Average
                        Number of    Cut-Off Date     Aggregate     Average Cut-Off   Weighted   Average     Term to     Cut-Off
                        Mortgaged     Principal      Cut-Off Date    Date Principal   Average    Mortgage    Maturity    Date LTV
Property Type          Properties     Balance         Balance          Balance        DSCR (a)     Rate       (mos)     Ratio (a)
-----------------------------------------------------------------------------------------------------------------------------------

Office
  Office                    24         $276,269,917       35.4%         $11,511,247      1.35x       8.021%       131        65.1%
  Medical Office             2           11,494,182        1.5            5,747,091      1.33        7.829        109        63.5
  Total Office              26          287,764,099       36.8           11,067,850      1.35        8.014        130        65.0

Retail
  Anchored                  13          155,866,574       20.0           11,989,736      1.26        8.206        131        68.4
  Unanchored                 5           40,203,021        5.1            8,040,604      1.34        7.842        102        66.2
  Quasi-Anchored            11           32,949,440        4.2            2,995,404      1.38        7.554        198        65.3
  Total Retail              29          229,019,035       29.3            7,897,208      1.28        8.049        136        67.8

Multifamily                 21           93,042,873       11.9            4,430,613      1.36        7.500        128        71.6

Hotel
  Full Service               1           44,593,725        5.7           44,593,725      1.74        8.505        170        57.9
  Limited Service (b)       14           40,308,831        5.2            2,879,202       N/A        7.030        223         N/A
  Total Hotel               15           84,902,556       10.9            5,660,170      1.74        7.805        195        57.9


Industrial                   7           36,075,227        4.6            5,153,604      1.44        7.541        125        70.2

Movie Theatre                3           25,385,565        3.2            8,461,855      1.33        8.060        226        70.3

Exposition Center            1           22,069,624        2.8           22,069,624      1.43        7.250        111        61.3

Mobile Home Park             1            2,889,455        0.4            2,889,455      1.60        7.670         94        43.1
                           ---         ------------      -----
Total/Wtd. Avg.            103         $781,148,373      100.0%          $7,583,965      1.36x       7.896%       141        66.1%

-----------------------------------------------------------------------------------------------------------------------------------

(a) Excludes CTL loans.

(b) Contains Only CTL loans.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security. This material is based on sources that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is hypothetical and preliminary, is expected to change and will be superseded by the information contained in the final prospectus. Accordingly, prospective investors are advised to carefully read, and should rely solely on, the final prospectus relating to the certificates referred to herein in making their investment decision.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
                           DISTRIBUTION BY YEAR BUILT
--------------------------------------------------------------------------------

                                                                                                             Weighted
                                                                                                             Average     Weighted
                                                    Percentage of                                Weighted   Remaining    Average
                        Number of    Cut-Off Date     Aggregate     Average Cut-Off   Weighted   Average     Term to     Cut-Off
                        Mortgaged     Principal      Cut-Off Date    Date Principal   Average    Mortgage    Maturity    Date LTV
Year Built              Properties     Balance         Balance          Balance        DSCR (a)     Rate       (mos)     Ratio (a)
-----------------------------------------------------------------------------------------------------------------------------------

1900 - 1921               13         $108,240,900       13.9%         $ 8,326,223     1.35x      8.340%      148         65.9%
1922 - 1931                2           32,060,110        4.1           16,030,055     1.27       7.446       110         71.4
1952 - 1961                3           20,015,832        2.6            6,671,944     1.31       7.686       119         64.2
1962 - 1971               12          142,917,570       18.3           11,909,797     1.41       7.602       129         65.1
1972 - 1981               32          165,584,985       21.2            5,174,531     1.37       7.817       140         65.1
1982 - 1991               18          139,417,920       17.8            7,745,440     1.45       7.969       149         63.7
1992 - 1999               23          172,911,116       22.1            7,517,875     1.28       7.989       149         70.7
                         ---         ------------       ----
Total/Wtd. Avg.          103         $781,148,433      100.0%          $7,583,965     1.36x      7.897%      141         66.4%
------------------------------------------------------------------------------------------------------------------------------------

(a) Excludes CTL loans.




--------------------------------------------------------------------------------
            DISTRIBUTION BY UNDERWRITTEN DEBT SERVICE COVERAGE RATIO
--------------------------------------------------------------------------------



                                                                                                             Weighted
                                                                                                             Average     Weighted
                                                    Percentage of                                Weighted   Remaining    Average
                        Number of    Cut-Off Date     Aggregate     Average Cut-Off   Weighted   Average     Term to     Cut-Off
Range of Underwritten   Mortgage      Principal      Cut-Off Date    Date Principal   Average    Mortgage    Maturity    Date LTV
DSCR Ratios             Loans          Balance         Balance          Balance       DSCR (a)     Rate       (mos)      Ratio (a)
-----------------------------------------------------------------------------------------------------------------------------------

CTL's                      8         $ 80,120,927       10.3%        $ 10,015,116      N/A         7.427%       229        N/A
1.10 - 1.19                6           47,732,200        6.1            7,955,367     1.16         8.116        137       69.5
1.20 - 1.29               21          258,084,341       33.0           12,289,731     1.25         8.011        123       67.0
1.30 - 1.39               14          175,599,959       22.5           12,542,854     1.35         8.237        146       68.0
1.40 - 1.49               12          100,005,504       12.8            8,333,792     1.44         7.569        112       61.6
1.50 - 1.59                4           33,863,520        4.3            8,465,880     1.53         7.068        118       73.7
1.60 - 1.69               11           34,009,840        4.4            3,091,803     1.65         7.190        119       68.3
1.70 - 1.79                4           49,818,185        6.4           12,454,546     1.74         8.372        169       58.2
1.80 - 1.89                1            1,913,956        0.2            1,913,956     1.88         7.500        112       50.5
                          --         ------------      -----
Total/Wtd. Avg.           81         $781,148,433      100.0%         $ 9,643,808     1.36x        7.897%       141       66.4%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Excludes CTL loans.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security. This material is based on sources that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is hypothetical and preliminary, is expected to change and will be superseded by the information contained in the final prospectus. Accordingly, prospective investors are advised to carefully read, and should rely solely on, the final prospectus relating to the certificates referred to herein in making their investment decision.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
                DISTRIBUTION BY CUT-OFF DATE LOAN TO VALUE RATIO
--------------------------------------------------------------------------------


                                                                                                             Weighted
                                                                                                             Average     Weighted
                                                    Percentage of                                Weighted   Remaining    Average
                        Number of    Cut-Off Date     Aggregate     Average Cut-Off   Weighted   Average     Term to     Cut-Off
Range of Cut-Off Date   Mortgage      Principal      Cut-Off Date    Date Principal   Average    Mortgage    Maturity    Date LTV
Loan to Value Ratios    Loans          Balance         Balance          Balance       DSCR (a)     Rate       (mos)      Ratio (a)
-----------------------------------------------------------------------------------------------------------------------------------

  0.0 - 49.9                4       $ 26,873,431        3.4%         $ 6,718,358       1.43x      8.178%        111       43.7%
 50.0 - 59.9               13        160,445,542       20.5           12,341,965       1.46       8.171         132       57.5
 60.0 - 64.9               13        107,934,531       13.8            8,302,656       1.38       7.960         136       62.4
 65.0 - 69.9               17        148,186,193       19.0            8,716,835       1.32       8.015         123       67.8
 70.0 - 74.9               12        145,601,588       18.6           12,133,466       1.29       7.935         132       72.5
 75.0 - 79.9               11         84,692,110       10.8            7,699,283       1.34       7.546         136       76.3
 80.0 - 84.9                2         16,194,110        2.1            8,097,055       1.28       7.489         155       81.0
 85.0 - 94.9                1         11,100,000        1.4           11,100,000       1.65       7.214         119       91.0
 CTL                        8         80,120,927       10.3           10,015,116         N/A      7.427         229        N/A
                          ---       ------------      -----
 Total/Wtd. Avg.           81       $781,148,433      100.0%         $ 9,643,808       1.36x      7.897%        141       66.4%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Excludes CTL loans.



--------------------------------------------------------------------------------
                   DISTRIBUTION BY BALLOON LOAN TO VALUE RATIO
--------------------------------------------------------------------------------




                                                                                                             Weighted
                                                                                                             Average     Weighted
                                                    Percentage of                                Weighted   Remaining    Average
                        Number of    Cut-Off Date     Aggregate     Average Cut-Off   Weighted   Average     Term to     Cut-Off
Range of Balloon        Mortgage      Principal      Cut-Off Date    Date Principal   Average    Mortgage    Maturity    Date LTV
Loan to Value Ratios    Loans          Balance         Balance          Balance       DSCR (a)     Rate       (mos)      Ratio (a)
-----------------------------------------------------------------------------------------------------------------------------------

  0.0 - 19.9             1           $  7,030,211        0.9%        $ 7,030,211       1.33x      8.090%         239        70.3%
 20.0 - 29.9             1             12,850,396        1.6          12,850,396       1.24       8.850          162        55.4
 30.0 - 39.9             7             85,444,049       10.9          12,206,293       1.57       8.214          145        55.5
 40.0 - 49.9             9             44,132,201        5.6           4,903,578       1.47       7.528          115        58.8
 50.0 - 59.9            33            292,829,722       37.5           8,873,628       1.33       7.960          135        65.0
 60.0 - 69.9            20            243,702,876       31.2          12,185,144       1.31       7.916          120        72.3
 70.0 - 74.9             1              3,938,051        0.5           3,938,051       1.40       7.300          101        82.9
 75.0 - 84.9             1             11,100,000        1.4          11,100,000       1.65       7.214          119        91.0
 CTL                     8             80,120,927       10.3          10,015,116        N/A       7.427          229         0.0
                       ---           ------------      -----
 Total/Wtd. Avg.        81           $781,148,433      100.0%        $ 9,643,808       1.36x      7.897%         141        66.4%
------------------------------------------------------------------------------------------------------------------------------------

(a) Excludes CTL loans.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security. This material is based on sources that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is hypothetical and preliminary, is expected to change and will be superseded by the information contained in the final prospectus. Accordingly, prospective investors are advised to carefully read, and should rely solely on, the final prospectus relating to the certificates referred to herein in making their investment decision.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
                     DISTRIBUTION BY MORTGAGE INTEREST RATE
--------------------------------------------------------------------------------



                                                                                                             Weighted
                                                                                                             Average     Weighted
                                                    Percentage of                                Weighted   Remaining    Average
                        Number of    Cut-Off Date     Aggregate     Average Cut-Off   Weighted   Average     Term to     Cut-Off
Range of                Mortgage      Principal      Cut-Off Date    Date Principal   Average    Mortgage    Maturity    Date LTV
Mortgage Rates          Loans          Balance         Balance          Balance       DSCR (a)     Rate       (mos)      Ratio (a)
-----------------------------------------------------------------------------------------------------------------------------------
 6.7500 - 6.9999          8         $ 16,241,891          2.1%       $ 2,030,247      1.43x         6.901%     124         72.7%
 7.0000 - 7.2499         13          114,754,492         14.7          8,827,269      1.54          7.082      155         71.3
 7.2500 - 7.4999         18          108,755,492         13.9          6,041,972      1.34          7.359      116         68.8
 7.5000 - 7.7499         13           53,023,581          6.8          4,078,737      1.31          7.615      184         71.9
 7.7500 - 7.9999          8          137,116,021         17.6         17,139,503      1.33          7.864      123         64.6
 8.0000 - 8.2499          6           63,721,290          8.2         10,620,215      1.29          8.129      168         68.9
 8.2500 - 8.4999          3           66,520,108          8.5         22,173,369      1.30          8.356      117         66.3
 8.5000 - 8.7499         10          192,665,161         24.7         19,266,516      1.39          8.501      149         65.1
 8.7500 - 8.9999          2           28,350,396          3.6         14,175,198      1.25          8.812      136         48.0
                        ---         ------------        -----
Total/Wtd. Avg.          81         $781,148,433        100.0%       $ 9,643,808      1.36x         7.897%     141         66.4%

------------------------------------------------------------------------------------------------------------------------------------

(a) Excludes CTL loans.





--------------------------------------------------------------------------------
                        DISTRIBUTION BY PREMIUM LOAN TYPE
--------------------------------------------------------------------------------


                                                                                                 Weighted
                                                                                                 Average     Weighted      Weighted
                                         Percentage of                                Weighted   Remaining    Average       Average
             Number of    Cut-Off Date     Aggregate     Average Cut-Off   Weighted   Average     Term to     Cut-Off       Cut-Off
             Mortgage     Principal      Cut-Off Date    Date Principal   Average    Mortgage    Maturity    Date LTV      Date PTV
Loan Type     Loans        Balance         Balance          Balance       DSCR (a)     Rate       (mos)      Ratio (a)     Ratio (a)
------------------------------------------------------------------------------------------------------------------------------------

Non-Premium
   Loan          69       $597,146,750       76.4%        $ 8,654,301     1.39x       7.713%        140       66.6%          66.6%
Premium Loan     12        184,001,683       23.6          15,333,474     1.28        8.494         143       65.7           70.3
                 --       ------------      ------
Total/Wtd. Avg.  81       $781,148,433      100.0%        $ 9,643,808     1.36x       7.897%        141       66.4%          67.6%
------------------------------------------------------------------------------------------------------------------------------------

(a) Excludes CTL loans.

(b) For the Premium Loans the Balloon Date LTV Ratio is 56.1%.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security. This material is based on sources that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is hypothetical and preliminary, is expected to change and will be superseded by the information contained in the final prospectus. Accordingly, prospective investors are advised to carefully read, and should rely solely on, the final prospectus relating to the certificates referred to herein in making their investment decision.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
     DISTRIBUTION BY ORIGINAL TERM TO MATURITY OR ANTICIPATED REPAYMENT DATE
--------------------------------------------------------------------------------



                                                                                                              Weighted
                                                                                                              Average     Weighted
Range of Original                                    Percentage of                                Weighted   Remaining    Average
Terms to Maturity or      Number of    Cut-Off Date     Aggregate     Average Cut-Off   Weighted   Average     Term to     Cut-Off
Anticipated               Mortgage      Principal      Cut-Off Date    Date Principal   Average    Mortgage    Maturity    Date LTV
Repayment Date (months)   Loans          Balance         Balance          Balance       DSCR (a)     Rate       (mos)      Ratio (a)
-----------------------------------------------------------------------------------------------------------------------------------
 84 - 120 months            8          $ 76,529,037      9.8%         $ 9,566,130       1.38        7.895%       103        65.9%
120 - 180 months           49           424,099,416     54.3            8,655,090       1.34        7.784        118        66.4
180 - 240 months           15           193,368,842     24.8           12,891,256       1.41        8.333        167        66.5
240 - 260 months            3            65,694,396      8.4           21,898,132       1.33        7.428        224        70.3
260 - 280 months            6            21,456,742      2.7            3,576,124        N/A        7.640        248         N/A
                           --          ------------    -----
Total/Wtd. Avg.            81          $781,148,433    100.0%         $ 9,643,808       1.36x       7.897%       141        66.4%
------------------------------------------------------------------------------------------------------------------------------------

(a) Excludes CTL loans.





--------------------------------------------------------------------------------
    DISTRIBUTION BY REMAINING TERM TO MATURITY OR ANTICIPATED REPAYMENT DATE
--------------------------------------------------------------------------------



                                                                                                              Weighted
                                                                                                              Average     Weighted
Range of Remaining                                   Percentage of                                Weighted   Remaining    Average
Terms to Maturity or      Number of    Cut-Off Date     Aggregate     Average Cut-Off   Weighted   Average     Term to     Cut-Off
Anticipated               Mortgage      Principal      Cut-Off Date    Date Principal   Average    Mortgage    Maturity    Date LTV
Repayment Date (months)   Loans          Balance         Balance          Balance       DSCR (a)     Rate       (mos)      Ratio (a)
-----------------------------------------------------------------------------------------------------------------------------------
 80 -  99 months          11          $ 93,903,247       12.0%         $ 8,536,659      1.29x      8.209%        96        64.5%
100 - 119 months          38           259,124,683       33.2            6,819,071      1.36       7.619        111        65.2
120 - 139 months           5           106,109,936       13.6           21,221,987      1.37       7.861        125        70.2
140 - 159 months           1            33,623,958        4.3           33,623,958      1.29       7.990        156        65.9
160 - 179 months          17           201,235,470       25.8           11,837,381      1.41       8.293        167        66.7
220 - 239 months           3            65,694,396        8.4           21,989,132      1.33       7.428        224        70.3
240 - 259 months (b)       6            21,456,742        2.7            3,576,124       N/A       7.640        248         N/A
                          --          ------------      -----
Total/Wtd. Avg.           81          $781,148,433      100.0%         $ 9,643,808      1.36x      7.897%       141        66.4%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Excludes CTL loans.

(b) Contains Only CTL Loans.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security. This material is based on sources that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is hypothetical and preliminary, is expected to change and will be superseded by the information contained in the final prospectus. Accordingly, prospective investors are advised to carefully read, and should rely solely on, the final prospectus relating to the certificates referred to herein in making their investment decision.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
             DISTRIBUTION BY MATURITY OR ANTICIPATED REPAYMENT YEAR
--------------------------------------------------------------------------------



                                                                                                              Weighted
                                                                                                              Average     Weighted
                                                     Percentage of                                Weighted   Remaining    Average
                          Number of    Cut-Off Date     Aggregate     Average Cut-Off   Weighted   Average     Term to     Cut-Off
Maturity/Anticipated      Mortgage      Principal      Cut-Off Date    Date Principal   Average    Mortgage    Maturity    Date LTV
Repayment Year            Loans          Balance         Balance          Balance       DSCR (a)     Rate       (mos)      Ratio (a)
-----------------------------------------------------------------------------------------------------------------------------------

2007                       8          $ 62,716,568      8.0%       $   7,839,571        1.31x      8.309%        95          61.4%
2008                      20           117,015,821      15.0           5,850,791        1.29       7.703        104          69.9
2009                      23           221,695,541      28.4           9,638,937        1.40       7.577        115          64.3
2010                       3            57,709,936       7.4          19,236,645        1.31       8.267        129          71.2
2012                       1            33,623,958       4.3          33,623,958        1.29       7.990        156          65.9
2013                       8           142,346,604      18.2          17,793,326        1.43       8.419        165          63.7
2014                       9            58,888,866       7.5           6,543,207        1.36       7.989        172          73.9
2018                       2            58,664,185       7.5          29,332,093         N/A       7.349        222           N/A
2019                       1             7,030,211       0.9           7,030,211        1.33       8.090        239          70.3
2020                       6            21,456,742       2.7           3,576,124         N/A       7.640        248           N/A
                          --         -------------     -----
Total/Wtd.Avg.            81          $781,148,433     100.0%       $  9,643,808        1.36x      7.897%       141          66.4%
------------------------------------------------------------------------------------------------------------------------------------

(a) Excludes CTL loans.



--------------------------------------------------------------------------------
                        DISTRIBUTION BY AMORTIZATION TYPE
--------------------------------------------------------------------------------



                                                                                                               Weighted
                                                                                                               Average     Weighted
                                                     Percentage of                                Weighted    Remaining    Average
                          Number of    Cut-Off Date     Aggregate     Average Cut-Off   Weighted   Average     Term to     Cut-Off
                          Mortgage      Principal      Cut-Off Date    Date Principal   Average    Mortgage    Maturity    Date LTV
Amortization Type         Loans          Balance         Balance          Balance       DSCR (a)     Rate       (mos)      Ratio (a)
-----------------------------------------------------------------------------------------------------------------------------------

Hyper                      73          $ 701,027,505     89.7%         $ 9,603,117     1.36x       7.951%        131         66.4%
Balloon (b)                 7             61,765,573      7.9            8,823,653      N/A        7.242         232         N/A
Fully (b)                   1             18,355,354      2.4           18,355,354      N/A        8.049         221         N/A
                           --          -------------    -----
Total/Wtd.Avg.             81          $ 781,148,433    100.0%         $ 9,643,808     1.36x       7.897%        141         66.4%
------------------------------------------------------------------------------------------------------------------------------------

(a) Excludes CTL loans.

(b) Contains Only CTL loans.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security. This material is based on sources that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is hypothetical and preliminary, is expected to change and will be superseded by the information contained in the final prospectus. Accordingly, prospective investors are advised to carefully read, and should rely solely on, the final prospectus relating to the certificates referred to herein in making their investment decision.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------
                        DISTRIBUTION BY REMAINING LOCKOUT
--------------------------------------------------------------------------------


                                                                                                              Weighted
                                                                                                              Average     Weighted
                                                     Percentage of                                Weighted   Remaining    Average
                          Number of    Cut-Off Date     Aggregate     Average Cut-Off   Weighted   Average     Term to     Cut-Off
Remaining Lockout         Mortgage      Principal      Cut-Off Date    Date Principal   Average    Mortgage    Maturity    Date LTV
Period (months) (c)       Loans          Balance         Balance          Balance       DSCR (a)     Rate       (mos)      Ratio (a)
-----------------------------------------------------------------------------------------------------------------------------------

 80 -  99 months         20          $ 131,052,600       16.8        $   6,552,630    1.31x         7.969%       98        65.4%
100 -  119 months        32            273,475,331       35.0            8,546,104    1.38          7.615       114        65.6
120 - 139 months          1             33,725,031        4.3           33,725,031    1.33          8.317       133        69.5
140 - 159 months          5             73,419,310        9.4           14,683,862    1.25          8.038       148        70.8
160 - 179 months         14            182,325,023       23.3           13,023,216    1.44          8.333       168        65.6
220 - 239 months          3             65,694,396        8.4           21,898,312    1.33          7.428       224        70.3
240 - 259 months (b)      6             21,456,742        2.7            3,576,134    N/A           7.640       248         N/A
                         --          -------------      -----
Total                    81          $ 781,148,433      100.0%       $   9,643,808    1.36x         7.897%      141        66.4%

------------------------------------------------------------------------------------------------------------------------------------

(a) Excludes CTL loans.
(b) Contains Only CTL loans (c) All loans are Defeasance after Lockout.
(c) All Loans are defeasance after Lockout.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security. This material is based on sources that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is hypothetical and preliminary, is expected to change and will be superseded by the information contained in the final prospectus. Accordingly, prospective investors are advised to carefully read, and should rely solely on, the final prospectus relating to the certificates referred to herein in making their investment decision.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              Collateral Term Sheet
                       The Westin Denver Tabor Center Loan
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------
                                              Original              Cut-Off Date
                                              --------              ------------
Principal Balance:                            $45,000,000           $44,593,725

Premium:                                          None                  None

Origination Date:                             June 24, 1997

Interest Rate:                                8.505%

Amortization:                                 300 months

Hyperamortization:                            On the Anticipated Repayment Date,
                                              interest   will  increase  by  2%.
                                              However,  if the loan is purchased
                                              out of the  Trust,  interest  will
                                              increase  to  the  greater  of (1)
                                              13.555%  or (2)  the  rate on such
                                              date borne by U.S. Treasuries with
                                              a  maturity   comparable   to  the
                                              remaining term of the loan plus 7%

Anticipated Repayment Date:                   December 11, 2013

Maturity Date:                                January 11, 2013

Borrower/Sponsor:                             Westin     Denver,      LLC,     a
                                              special-purpose           Delaware
                                              limited-liability   company   with
                                              Westin  Denver  Hotel  Company,  a
                                              Delaware   corporation,   as   its
                                              managing  member.  The Borrower is
                                              an  affiliate  of Starwood  Hotels
                                              and Resorts

Call Protection:                              Prepayment  lockout until December
                                              11, 2013.  US Treasury  defeasance
                                              permitted on or after October 2001

Removal of Property Manager:                  Subject to certain exceptions, the
                                              lender may  terminate the Property
                                              Manager   if   certain   operating
                                              profit goals,  occupancy and daily
                                              room rate levels are not achieved.

Cash Management System Account:               Hard Lockbox

Cross-Collateralization/Default:              NAP

Mezzanine Loans/Preferred Equity:             None
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------
Single Asset/Portfolio:                       Single Asset

Property Type:                                Hotel-Full Service

Location:                                     1672 Lawrence St. Denver, CO 80202

Year Built/Renovated:                         1984/1996

The Collateral:                               A 19-story full-service hotel with
                                              430 rooms in the heart of downtown
                                              Denver.  The  hotel  is  part of a
                                              multi-use condominium complex that
                                              includes  557,000  square  feet of
                                              existing class A high-rise  office
                                              space and an upscale urban mall of
                                              60 shops and restaurants.

Property Management:                          The  Westin   Hotel   Company,   a
                                              Delaware  corporation an affiliate
                                              of the Borrower.

Occupancy (04/30/1999):                       79.3%

TTM Net Operating Income:                     $10,218,277
   (ending 4/30/99)

Underwritten Net Cash Flow:                   $7,570,937

Appraised Value:                              $77,000,000

Appraisal Date:                               January 1, 1999

Cut-Off Date Loan/Room (a):                   $103,706

Cut-Off Date LTV (a):                         57.9%

Cut-Off Date DSCR (a) (b):                    1.74x
--------------------------------------------------------------------------------

(a) Based on Cut-Off Date Principal Balance of $44,593,725.
(b) Based on Underwritten Net Cash Flow.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security. This material is based on sources that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is hypothetical and preliminary, is expected to change and will be superseded by the information contained in the final prospectus. Accordingly, prospective investors are advised to carefully read, and should rely solely on, the final prospectus relating to the certificates referred to herein in making their investment decision.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              Collateral Term Sheet
                             208 South LaSalle Loan
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------
                                Original                  Cut-Off Date
                                --------                  ------------

Principal Balance:              $43,202,188               $42,788,119

Premium:                        $2,597,812                 $2,428,021

Origination Date:               March 31, 1998

Interest Rate:                  8.500%

Amortization:                   360 months

Hyperamoritization:             On the Anticipated Repayment Date, interest will
                                increase  by  2%.   However,   if  the  loan  is
                                purchased from the Turst, interest will increase to the lesser of (1) the rate on such date borne by U.S. Treasuries with a maturity comparable to the remaining term of the loan plus 6.9%, and
                                (2) 13.50%

Anticipated Repayment Date:     April 11, 2013

Maturity Date:                  April 11, 2028

Borrower/Sponsor:               LaSalle   Adams,   L.L.C.,   a   special-purpose
                                Delaware  limited  liability  company with Prime
                                Group Realty, L.P., a Delaware limited liability
                                company  with  Prime  Group   Realty,   L.P.,  a
                                Delaware  limited  partnership,  and PGR Finance
                                II, Inc., a Delaware corporation, as members.

Call Protection:                Prepayment   lockout   until   the   Anticipated
                                Repayment Date. US Treasury defeasance allowed on or after October 11, 2001.

Removal of Property Manager:    The lender  may  terminate the  property manager
                                upon the event of default under the loan.

Collection Account:             Hard Lockbox

Cross-Collateralization/
Default:                        NAP

Mezzanine Loans/Preferred
Equity:                         None
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------

Single Asset/Portfolio:         Single asset

Property Type:                  Office

Location:                       Chicago, Illinois

Years Built/Renovated:          1914/1996

The Collateral                  A 20-story office building  with 880,000  square
                                feed of GLA located in the heart of Chicago, Illinois.

Property Management:            Prime   Group  Realty,  L.P.,  a  member  of the
                                Borrower

Occupancy (3/31/99):            95%

TTM Net Operating Income:       $7,134,041
(ending 3/31/99)

Underwritten Net Cash Flow:     $5,491,667

Appraised Value:                $69,000,000

Appraisal Date:                 June 25, 1999

Cut-Off Date Loan/SF (a):       $50.13

Cut-Off Date LTV (a):           62.0%

Cut-Off Date DSCR (a) (b):      1.38x

Premium %:                      5.7%

Cut-Off Date PTV:               66.3%
--------------------------------------------------------------------------------

(a)         Based on the Cut-Off Date Principal Balance.
(b)         Based on the Underwritten Net Cash Flow

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security. This material is based on sources that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is hypothetical and preliminary, is expected to change and will be superseded by the information contained in the final prospectus. Accordingly, prospective investors are advised to carefully read, and should rely solely on, the final prospectus relating to the certificates referred to herein in making their investment decision.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                              Collateral Term Sheet
                       ACCOR-M-SIX-III Credit Tenant Loan
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------
                                Original                     Cut-Off Date
                                --------                     -----------
Principal Balance:              $40,308,831 (a)              $40,308,831 (a)

Premium:                        None                         None

Origination Date:               April 30, 1998

Interest Rate:                  7.030%

Amortization:                   Monthly Payments as follows:

                                (6/1/1998-9/11/2008)
                                Interest Only of $236,142.57

                                (10/11/2008-5/1/2013)
                                Principal and Interest of $402,306.49

                                Additional  balloon  payment
                                of $9,119,990 due on the maturity date.

Hyperamoritization:             None

Anticipated Repayment Date:     None

Maturity Date                   May 1,2018

Borrower/Sponsor:               The  borrower is M-Six  Limited  Partnership,  a
                                Delaware limited partnership. The sponsor is Accor, a French corporation having a S&P credit rating of BBB. (b)

Call Protection:                Prepayment  lockout  until  February 1, 2018. US
                                Treasury  defeasance  allowed on or after  March
                                31, 2002.

Removal of Property Manager:    NAP

Collection Account:             Hard Lockbox

Cross-Collateralization/
Default:                        Yes

Mezzanine Loans/Preferred
Equity:                         None
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                              Property Information
--------------------------------------------------------------------------------
Single Asset/Portfolio:         Portfolio of 14 assets

Property Type:                  Limited Service Hotels

Location:                       Illinois,   Indiana,   Massachusetts,    Oregon,
                                Pennsylvania, Tennessee

Years Built/Renovated:          1968-1989/1994-1999

The Collateral:                 14 limited service hotels  containing a total of
                                1,642 rooms and located in 6 states.

Property Management:            The loan  documents do  not require the borrower
                                to   maintain   a   property  manager  for   the
                                properties.

Underwritten Net Cash Flow:     $236,142

Appraised Value:                $54,600,000

Appraisal Date:                 Various (April 1, 1998 to July 1, 1998).

Cut-Off Date Loan/Room:         $24,549

Cut-Off Date LTV (c):           91.8%

Cut-Off Date DSCR (c) (d):      1.00x

--------------------------------------------------------------------------------

(a) Accor is a CMAP Pari Passu Note, therefore the principal balance reflects the CMAT Pari Passu Note Participation amount only. The Total Loan Amount is $49,450,539.
(b)   On July 13, 1999, S&P revised its outlook on from stable to negative.
(c)   Based on Total Cut-Off Date Principal Balance of $44,593,725.
(d)   Based on Underwritten Net Cash Flow.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security. This material is based on sources that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is hypothetical and preliminary, is expected to change and will be superseded by the information contained in the final prospectus. Accordingly, prospective investors are advised to carefully read, and should rely solely on, the final prospectus relating to the certificates referred to herein in making their investment decision.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                              Collateral Term Sheet
                       ACCOR-M-Six-III Credit Tenant Loan
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Collateral Details
--------------------------------------------------------------------------------


                                                                                         Allocated            Allocated
                                                                                         Cut-Off Date         Cut-Off Date
                                                                                         Participation        Total Loan
Property                      City                    State              # Units         Amount               Amount
------------------------     ----------------       --------------       ----------      ---------------     ----------------
65 Newbury Street            Danvers                Massachusetts        108              $5,167,799          $6,423,360
10 Roosevelt Road            Villa Park             Illinois             109              $3,912,762          $4,863,401
6330 Debonair Lane           Speedway               Indiana              164              $3,838,936          $4,771,639
2400 Biddle Road             Medford                Oregon               116              $3,765,111          $4,679,876
1535 Milwaukee Avenue        Glenview               Illinois             111              $3,543,633          $4,404,590
1800 North East Seventh      Grants Pass            Oregon               122              $3,322,156          $4,129,303
52624 US Hwy 31 N            South Bend             Indiana              147              $2,657,725          $3,303,442
7707 Lee Highway             Chattanooga            Tennessee            126              $2,288,597          $2,844,631
88 Burnett Road              Chicopee               Massachusetts         88              $2,214,771          $2,752,868
8290 Louisiana Street        Merrillville           Indiana              125              $2,067,120          $2,569,344
1283 Motel 6 Drive           Washington             Pennsylvania         101              $1,993,294          $2,477,582
95 Wallace Road              Nashville              Tennessee            126              $1,919,468          $2,385,819
323 Cartwright Road          Goodlettsville         Tennessee             94              $1,845,642          $2,294,057
1800 Winnetka Circle         Rolling Meadows        Illinois             134              $1,771,817          $2,202,295
                                                                        ----------       ---------------     ----------------
Totals                                                                  1,642            $40,308,831         $50,102,207


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security. This material is based on sources that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.

Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, is hypothetical and preliminary, is expected to change and will be superseded by the information contained in the final prospectus. Accordingly, prospective investors are advised to carefully read, and should rely solely on, the final prospectus relating to the certificates referred to herein in making their investment decision.